UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2014

Vitamin Shoppe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2101 91st Street

North Bergen, New Jersey 07047

(Addresses of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into Material Definitive Agreement.

Joinder Agreement and Guarantee

On August 21, 2014, VS Hercules LLC (“VS Hercules”), FDC Vitamins, LLC (“FDC Vitamins”) and Betancourt Sports Nutrition, LLC (“Betancourt” and, together with VS Hercules and FDC Vitamins, collectively, the “New Borrowers”), each an indirect wholly-owned subsidiary of Vitamin Shoppe, Inc. (the “Company”), executed a Joinder Agreement (the “Joinder”) to that certain Amended and Restated Loan Agreement, dated as of January 20, 2011 (as amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), by and among the Company, as guarantor, and certain of its subsidiaries, Vitamin Shoppe Industries Inc. (“VS Industries”), VS Direct Inc. (“VS Direct”), Vitamin Shoppe Mariner, Inc. (“VS Mariner”) and Vitamin Shoppe Global, Inc. (“VS Global” and, together with VS Industries, VS Direct, VS Mariner and the New Borrowers, collectively, the “Borrowers”), and JPMorgan Chase Bank, N.A., in its capacity as agent (the “Agent”) for the lenders thereunder (the “Lenders”), and the Lenders, pursuant to which the New Borrowers became borrowers under the Loan Agreement, and the Company and the Borrowers entered into a Guarantee (the “Guarantee”) in favor of the Agent, guaranteeing the obligations of the other Borrowers under the Loan Agreement.

Stock Pledge Agreements

Also on August 21, 2014, each of VS Global, VS Hercules and FDC Vitamins entered into separate Stock Pledge Agreements (the “Stock Pledge Agreements”) with the Agent. Pursuant to the Stock Pledge Agreements, each of VS Global, VS Hercules and FDC Vitamins pledged to the Agent (i) 100% of the issued and outstanding capital stock of each of its domestic subsidiaries, including FDC Vitamins and Betancourt, and (ii) 65% of all of its voting capital stock of each of its foreign subsidiaries, in each case subject to the terms in the applicable Stock Pledge Agreement and the other Loan Documents (as defined in the Loan Agreement).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Loan Agreement, which is incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2011, (ii) the First Amendment to the Loan Agreement, dated as of January 10, 2013, by and among VS Industries, VS Direct and VS Mariner, as borrowers, the Company, as guarantor, and JPMorgan Chase Bank, N.A., as agent for the lenders thereunder, the issuing bank and as a lender, which is incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K previously filed with the SEC on October 15, 2013, (iii) the Second Amendment to the Loan Agreement, dated as of October 11, 2013, by and among VS Industries, VS Direct, VS Mariner and VS Global, as borrowers, the Company, as guarantor, and JPMorgan Chase Bank, N.A., as agent for the lenders thereunder, the issuing bank and as a lender, which is incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K previously filed with the SEC on October 15, 2013, (iv) the Joinder, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, (v) the Guarantee, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, and (vi) the Stock Pledge Agreements, which are attached as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Joinder Agreement, dated as of August 21, 2014, by and between VS Hercules LLC, FDC Vitamins, LLC, Betancourt Sports Nutrition, LLC, and JPMorgan Chase Bank, N.A.

10.2	Guarantee, dated as of August 21, 2014, by Vitamin Shoppe, Inc., Vitamin Shoppe Industries Inc., VS Direct Inc., Vitamin Shoppe Mariner, Inc., Vitamin Shoppe Global, Inc., VS Hercules LLC, FDC Vitamins, LLC and Betancourt Sports Nutrition, LLC, of the obligations of one another under the Amended and Restated Loan Agreement, as amended, by and among Vitamin Shoppe Industries Inc., VS Direct Inc. and Vitamin Shoppe Mariner, Inc., as Borrowers, Vitamin Shoppe, Inc., as Guarantor, and JPMorgan Chase Bank, N.A., as agent for the lenders thereunder, the issuing bank and as a lender.

10.3	Stock Pledge Agreement, dated as of August 21, 2014, by and between Vitamin Shoppe Global, Inc., as pledgor, and JPMorgan Chase Bank, N.A., as pledgee.

10.4	Stock Pledge Agreement, dated as of August 21, 2014, by and between VS Hercules LLC, as pledgor, and JPMorgan Chase Bank, N.A., as pledgee.

10.5	Stock Pledge Agreement, dated as of August 21, 2014, by and between FDC Vitamins, LLC, as pledgor, and JPMorgan Chase Bank, N.A., as pledgee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.
Date: August 27, 2014	By /s/ Jean Frydman
Name: Jean Frydman
Title: Senior Vice President, General Counsel and Corporate Secretary

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